UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 22, 2012

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-21174 (Commission File Number)	04-2977748 (I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts 01803 (Address of Principal Executive Offices) (Zip Code)

(978) 640-6789 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⎕	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 22, 2012, Avid Technology, Inc. (the “Company”) issued a press release regarding its preliminary financial results for the quarter ended September 30, 2012. The Company also provided information in the press release regarding its October 29, 2012 conference call during which it will review its financial results for the third quarter of 2012. The full text of the press release issued is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

	Exhibit Number	Description
	99.1	Press release dated October 22, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: October 22, 2012	By:	/s/ Ken Sexton
	Name:	Ken Sexton
	Title:	Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

*99.1	Press release dated October 22, 2012.
_________________________________________
*  Document furnished herewith.